SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2010

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York  10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the 2010 Annual Meeting of Stockholders of NeoStem, Inc. (the “Company”) held on June 2, 2010, as well as the final voting results with respect to each such matter:

Each of the three nominees proposed by the Company for election as Class I directors was elected by the stockholders, to serve until the Company’s annual meeting of stockholders to be held in 2013 and until his respective successor is duly elected and qualified. The final voting results with respect to the election of directors were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Drew Bernstein	28,284,643	279,650	8,238,166
Eric H.C. Wei	28,443,074	121,219	8,238,166
Shi Mingsheng	28,475,140	89,153	8,238,166

The proposal to approve an amendment to the Company’s 2009 Equity Compensation Plan (the “2009 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 9,750,000 shares to 13,750,000 shares was approved by the stockholders. The final voting results with respect to this matter were as follows:  28,091,053 votes for; 466,124 votes against; 7,116 votes abstaining; and 8,238,166 broker non-votes. A description of the 2009 Plan and the amendment thereto is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2010, which description is incorporated by reference herein.

The proposal to approve an amendment to the Company’s 2009 Non-U.S. Based Equity Compensation Plan (the “2009 Non-U.S. Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 4,700,000 shares to 8,700,000 shares was approved by the stockholders. The final voting results with respect to this matter were as follows:  28,084,573 votes for; 472,004 votes against; 7,716 votes abstaining; and 8,238,166 broker non-votes. A description of the 2009 Non-U.S. Plan and the amendment thereto is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 30, 2010, which description is incorporated by reference herein.

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved by the stockholders. The final voting results with respect to this matter were as follows:  36,497,422 votes for; 294,248 votes against; and 10,789 votes abstaining.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  June 8, 2010